Exhibit 13.2

PRINCIPAL FINANCIAL OFFICER CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Stefan Angeli, Chief Financial Officer of National Energy Services Reunited Corp. (the “Company”), hereby certify, to my knowledge, that:

1.	the Company’s Annual Report on Form 20-F for the year ended December 31, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2025

By:	/s/ Stefan Angeli
Name:	Stefan Angeli
Title:	Chief Financial Officer